EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTON 906 OF
THE SARBANES-OXLEY ACT OF 2002

Martha Dustin Boudos, as Chief Financial Officer of Morningstar, Inc. (the Company), certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martha Dustin Boudos
Martha Dustin Boudos
Chief Financial Officer

August 8, 2007